CareFusion

Q2 and 1H Fiscal 2012 Investor/Analyst Call

February 2, 2012

Exhibit 99.2

© 2012 CareFusion Corporation or one of its subsidiaries. All rights reserved.
2
Forward-Looking Statements, GAAP
Reconciliation and New Reporting Segments
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements addressing expectations, prospects, estimates and other matters that are dependent upon future events or developments.
The matters discussed in these forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these uncertainties are described in CareFusion’s
Form 10-K, Form 10-Q and Form 8-K reports (including all amendments to those reports) and exhibits to those reports, and include (but are not limited to) the following: we may be unable to effectively enhance our existing products or introduce and market new products or may fail to keep pace with advances in technology; we are subject to complex and costly regulation; cost containment efforts of our customers, purchasing groups, third-party payers and governmental organizations could adversely affect our sales and profitability;
current economic conditions have and may continue to adversely affect our results of operations and financial condition; we may be unable to realize any benefit from our cost reduction and restructuring efforts and our profitability may be hurt or our business otherwise might be adversely affected; we may be unable to protect our intellectual property rights or may infringe on the intellectual property rights of others; defects or failures associated with our products and/or our quality system could lead to the filing of adverse event reports, recalls or safety alerts and negative publicity and could subject us to regulatory actions; we are currently operating under an amended consent decree with the FDA and our failure to comply with the requirements of the amended consent decree may have an adverse effect on our business; and our success depends on our key personnel, and the loss of key personnel or the transition of key personnel, including our chief executive officer, could disrupt our business. This presentation reflects management’s views as of February 2, 2012.
Except to the extent required by applicable law, we undertake no obligation to update or revise any forward-looking statement.
Non-GAAP Financial Measures: The financial information included in this presentation includes Non-GAAP financial measures.
Reconciliations can be found on slides 18 and 19 of this presentation. In addition, definitions and reconciling information can be found on
CareFusion’s website at www.carefusion.com under the Investors tab.
New Reporting Segments: Commencing with the quarter ended September 30, 2011, CareFusion began reporting financial results based on its two new operating and reportable segments, Medical Systems and Procedural Solutions. The financial information contained in this presentation reflects these new segments, which replaced the Critical Care Technologies and Medical Technologies and Services
segments under which the company had previously reported. The Medical Systems segment includes the company’s Dispensing
Technologies, Infusion Systems and Respiratory Technologies business lines. The Procedural Solutions segment includes the company’s
Infection Prevention, Medical Specialties and Specialty Disposables business lines. The company has separately provided summary historical financial data for the new reportable segments in a report on Form 8-K filed with the Securities and Exchange Commission on
November 2, 2011.
Previously reported results have been adjusted to reflect the impact of the re-segmentation of CareFusion’s businesses and the divestiture of the International Surgical Products (ISP) business.  The ISP business was divested in April 2011, and has been classified as discontinued operations.  Comparisons to prior periods exclude the historical results of the ISP business.

© 2012 CareFusion Corporation or one of its subsidiaries. All rights reserved. 3 Today’s Speakers • Kieran Gallahue, Chairman and Chief Executive Officer • Jim Hinrichs, Chief Financial Officer

Q2 and 1H Fiscal 2012 Results

Updated Fiscal 2012 Guidance

Q&A

CareFusion

© 2012 CareFusion Corporation or one of its subsidiaries. All rights reserved. Agenda 4

Q2 and 1H Fiscal 2012 Results

© 2012 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Q2 FY12 Year-Over-Year
Quarterly Review
GAAP Adjusted
$M % Change $M % Change
Revenue $915 3% $915 3%
Operating Expenses $314 (3)% $307 4%
Operating Income $143 17% $150 - %
Income From Continuing
Operations
$95 30% $99 4%
Diluted EPS From Continuing
Operations
$0.42 31% $0.44 5%
6
1 % Change over prior year period.
2 Adjusted amounts are non-GAAP financial measures that exclude items primarily related to nonrecurring restructuring and acquisition integration charges and nonrecurring items related to the spinoff.  Additionally, in the case of adjusted income from continuing operations and adjusted diluted earnings per share from continuing operations, nonrecurring tax items are also excluded.
1
1
2
2
2
2

© 2012 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Q2 FY12 Year-Over-Year
Quarterly Segment Review
GAAP Adjusted
Medical Systems $M % Change $M % Change
Revenues $571 9% $571 9%
Segment Profit $121 27% $124 12%
Procedural Solutions $M % Change $M % Change
Revenues $344 (5)% $344 (5)%
Segment Profit $22 (19)% $26 (33)%
7
1  % Change over prior year period.
2  Adjusted segment profit is a non-GAAP financial measure that excludes items primarily related to nonrecurring restructuring and acquisition integration charges and nonrecurring items relating to the spinoff.
2

1 1
1 1

© 2012 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Q2 FY12 Year-Over-Year
Quarterly Sub-Segment Revenues
$ in millions Q2 FY12 Q2 FY11 % Change
Medical Systems $571 $523 9%
Dispensing Technologies $257 $229 12%
Infusion Systems $239 $223 7%
Respiratory Technologies $69 $65 6%
Other $6 $6 - %
Procedural Solutions $344 $363 (5)%
Infection Prevention $142 $142 - %
Medical Specialties $79 $78 1%
Specialty Disposables $65 $73 (11)%
Other $58 $70 (17)%
Total CareFusion $915 $886 3%

© 2012 CareFusion Corporation or one of its subsidiaries. All rights reserved.
1H FY12 Year-Over-Year
Review
GAAP Adjusted
$M % Change $M % Change
Revenue $1,759 4% $1,759 4%
Operating Expenses $633 (4)% $615 4%
Operating Income $251 25% $269 - %
Income From Continuing
Operations
$162 49% $175 10%
Diluted EPS From Continuing
Operations
$0.72 47% $0.78 10%
9
1 % Change over prior year period.
2 Adjusted amounts are non-GAAP financial measures that exclude items primarily related to nonrecurring restructuring and acquisition integration charges and nonrecurring items related to the spinoff.  Additionally, in the case of adjusted income from continuing operations and adjusted diluted earnings per share from continuing operations, nonrecurring tax items are also excluded.
1 1
2
2
2
2

© 2012 CareFusion Corporation or one of its subsidiaries. All rights reserved.
1H FY12 Year-Over-Year
Segment Review
GAAP Adjusted
Medical Systems $M % Change $M % Change
Revenues $1,080 9% $1,080 9%
Segment Profit $209 28% $219 9%
Procedural Solutions $M % Change $M % Change
Revenues $679 (4)% $679 (4)%
Segment Profit $42 11% $50 (25)%
10
1  % Change over prior year period.
2  Adjusted segment profit is a non-GAAP financial measure that excludes items primarily related to nonrecurring restructuring and acquisition integration charges and nonrecurring items relating to the spinoff.
2
2
1
1
1
1

© 2012 CareFusion Corporation or one of its subsidiaries. All rights reserved.
1H FY12 Year-Over-Year
Sub-Segment Revenues
$ in millions 1H FY12 1H FY11 % Change
Medical Systems $1,080 $991 9%
Dispensing Technologies $494 $434 14%
Infusion Systems $445 $415 7%
Respiratory Technologies $129 $130 (1)%
Other $12 $12 - %
Procedural Solutions $679 $706 (4)%
Infection Prevention $280 $277 1%
Medical Specialties $157 $156 1%
Specialty Disposables $131 $143 (8)%
Other $111 $130 (15)%
Total CareFusion $1,759 $1,697 4%

Updated Fiscal 2012 Guidance

© 2012 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Updated FY12 Financial Guidance
February 2, 2012
Previous FY12 Outlook Updated FY12 Outlook
Total Revenue
3-5% growth over FY11 revenue of
$3.5B on a constant currency basis
3-5% growth over FY11 revenue of
$3.5B on a constant currency basis
Adjusted Operating
Margin
~18% ~17.1%
Adjusted Effective Tax
Rate
27 – 29% 24 – 26%
Adjusted Diluted EPS
From Continuing
Operations
$1.75 - $1.90 $1.75 - $1.85
Diluted Weighted
Average Shares
Outstanding
~226M ~227M
Capital Expenditures $130M - $140M $130M - $140M
13
1 Provided by CareFusion on November 7, 2011; updated on January 9, 2012 to lower the bottom end of the adjusted diluted EPS range by $0.05, to a new range of $1.75 - $1.90.
2 Provided by CareFusion on February 2, 2012.
3 Adjusted amounts are non-GAAP financial measures that exclude items primarily related to nonrecurring restructuring and acquisition integration charges and nonrecurring items related to the spinoff.
2
1
3
3
3

© 2012 CareFusion Corporation or one of its subsidiaries. All rights reserved.
FY12 Revenue and Adjusted EPS
Guidance and Assumptions
•
Guidance
O
Revenue growth of 3 to 5 percent over FY11 revenues of
$3.5B on a constant currency basis
O
Adjusted diluted EPS of $1.75 to $1.85
•
Assumptions
O
CareFusion markets grow low single digits; expect to do
better in markets where we are growing share at a faster
rate than the underlying market
O
Revenue and earnings weighted to 2H FY12

© 2012 CareFusion Corporation or one of its subsidiaries. All rights reserved.
FY12 Medical Systems Segment-
Related Assumptions vs. FY11 Results
•
Revenues grow on a percentage basis by mid to
high single digits
O
Dispensing Technologies: Revenues grow on a
percentage basis by low double digits
•
Assumes contributions from Rowa for approximately 11 months
of the year
O
Infusion Systems: Revenues grow on a percentage basis
by mid single digits
•
Discounted infusion pump installations impact revenue growth and margins in Q1 through Q4
•
2H FY12 margins benefit as dedicated disposable revenue
increases
O
Respiratory Technologies: Revenues on a percentage
basis are flat

© 2012 CareFusion Corporation or one of its subsidiaries. All rights reserved.
FY12 Procedural Solutions Segment-
Related Assumptions vs. FY11 Results
•
Revenues on a percentage basis are flat to down
low single digits
O
Infection Prevention: Revenues grow on a percentage
basis by low to mid single digits
O
Medical Specialties: Revenues grow on a percentage
basis by low to mid single digits
O
Specialty Disposables: Revenues on a percentage basis
are down mid to high single digits
O
OnSite Services Divestiture: Negatively impacts
Procedural Solutions revenue by $32 million

© 2012 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Q2 FY12 Non-GAAP Reconciliations
$ in millions
Q2 FY12
GAAP
Nonrecurring
Items
1
Q2 FY12
Adjusted
1
Operating Expenses $314 $(7) $307
Operating Income $143 $7 $150
Income From Continuing Operations $95 $4 $99
Diluted EPS From Continuing
Operations
$0.42 $0.02 $0.44
Medical Systems Segment Profit $121 $3 $124
Procedural Solutions Segment Profit $22 $4 $26
18
1  The nonrecurring items in the table above include items primarily related to restructuring and acquisition integration charges and items related to the spinoff.
Additionally, in the case of income from continuing operations and diluted earnings per share from continuing operations, nonrecurring items also include tax items.
2 Diluted earnings per share calculations are performed separately for each component presented. Therefore, the sum of the per share components from the table may not equal the per share amounts presented.
Note: A full GAAP to non-GAAP reconciliation can be found on CareFusion’s website at www.carefusion.com under the Investors tab. A discussion of the
reasons why management believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the company’s financial condition and results of operations is included in Exhibit 99.3 of Form 8-K filed by the company on February 2, 2012.
2

© 2012 CareFusion Corporation or one of its subsidiaries. All rights reserved.
1H FY12 Non-GAAP Reconciliations
$ in millions
1H FY12
GAAP
Nonrecurring
Items
1
1H FY12
Adjusted
1
Operating Expenses $633 $(18) $615
Operating Income $251 $18 $269
Income From Continuing Operations $162 $13 $175
Diluted EPS From Continuing
Operations
$0.72 $0.06 $0.78
Medical Systems Segment Profit $209 $10 $219
Procedural Solutions Segment Profit $42 $8 $50
19
1  The nonrecurring items in the table above include items primarily related to restructuring and acquisition integration charges and items related to the spinoff.
Additionally, in the case of income from continuing operations and diluted earnings per share from continuing operations, nonrecurring items also include tax items.
2 Diluted earnings per share calculations are performed separately for each component presented. Therefore, the sum of the per share components from the table may not equal the per share amounts presented.
Note: A full GAAP to non-GAAP reconciliation can be found on CareFusion’s website at www.carefusion.com under the Investors tab. A discussion of the
reasons why management believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the company’s financial condition and results of operations is included in Exhibit 99.3 of Form 8-K filed by the company on February 2, 2012.
2